SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                November 17, 2003

                              BOUNDLESS CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

Delaware                           0-17977                          13-3469637
State of                           Commission                       IRS Employer
Incorporation                      File Number                      I.D. Number

                   100 Marcus Blvd., Hauppauge, New York 11788
                     Address of principal executive offices

                  Registrant's telephone number: (631) 342-7400

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4: Changes in Registrant's Certifying Accountant

      Effective November 17, 2003 at the recommendation of the Audit Committee, the Board of Directors of Boundless Corporation ("Boundless") engaged BP Audit Group, PLLC ("BP") as Boundless' independent auditors. During the two most recent fiscal years and through November 17, 2003, Boundless did not consult BP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of Boundless, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      BP replaces the firm of BDO Seidman, LLP ("BDO"), which informed Boundless on March 14, 2003, that BDO was resigning its position as the Company's independent accountant.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2003

                                      BOUNDLESS CORPORATION


                                      By: /s/ Joseph Gardner
                                          ---------------------------
                                      Name:  Joseph Gardner,
                                      Title: Vice President - Finance


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